UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2012

NORTHSTAR REALTY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 18th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On June 7, 2012, NorthStar Realty Finance Corp. (“NorthStar”), NorthStar Realty Finance Limited Partnership, the operating partnership through which NorthStar conducts its business (the “Operating Partnership”), and NRFC Sub-REIT Corp., a wholly owned subsidiary of the Operating Partnership (“Sub-REIT”), entered into a purchase agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), under which the Operating Partnership agreed to sell, and the Initial Purchasers severally agreed to purchase, $75 million aggregate principal amount of its 8.875% Exchangeable Senior Notes due 2032 (the “Notes”), in a private offering exempt from registration in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Operating Partnership received net proceeds of $72.0 million after deducting the initial purchasers’ discount and other expenses of the offering. The Operating Partnership also granted the Initial Purchasers an option, exercisable for 30 days, to purchase up to an additional $11.25 million aggregate principal amount of the Notes to cover over-allotments, if any. The Purchase Agreement contemplates the resale by the Initial Purchasers of the Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act (the “Offering”).  Net proceeds from the Offering will be used to make investments relating to the business of the Operating Partnership, repurchase or pay its liabilities and for general corporate purposes.

The Purchase Agreement contains customary representations, warranties and agreements of NorthStar, the Operating Partnership and Sub-REIT, conditions to closing, indemnification rights and obligations of the parties and termination provisions.  Under the terms of the Purchase Agreement, NorthStar, the Operating Partnership and Sub-REIT agreed to indemnify the Initial Purchasers against certain specified types of liabilities, including liabilities under the Securities Act, to contribute to payments the Initial Purchasers may be required to make in respect of those liabilities and to reimburse the Initial Purchasers for certain expenses.  In the ordinary course of business, the Initial Purchasers or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, NorthStar and its affiliates for which they have received or may receive customary fees and expenses.

The above summary of the Purchase Agreement and the Offering does not purport to be complete and is qualified in its entirety by the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein.

Indenture

On June 12, 2012, the Operating Partnership issued and sold $75 million aggregate principal amount of the Notes in the Offering pursuant to the Purchase Agreement.  The Notes were issued pursuant to an Indenture, dated as of June 12, 2012 (the “Indenture”), among the Operating Partnership, as issuer, NorthStar and Sub-REIT, as Guarantors, and Wilmington Trust, National Association, as Trustee (the “Trustee”), and are unsecured and unsubordinated obligations of the

Operating Partnership, ranking equally with all of the unsecured and unsubordinated obligations of the Operating Partnership.  Payments on the Notes are unconditionally guaranteed by each of NorthStar and Sub-REIT on an unsecured and unsubordinated basis.  The Notes are exchangeable into shares of NorthStar’s common stock, par value $0.01 per share (the “Common Stock”).

Interest on the Notes is payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2012, and the Notes will mature on June 15, 2032 unless previously redeemed by the Operating Partnership, repurchased by the Operating Partnership or exchanged in accordance with their terms prior to such date.  Terms used in this Current Report on Form 8-K but not defined herein have the meaning set forth in the Indenture.

Prior to June 15, 2019, the Operating Partnership will not have the right to redeem the Notes, except to preserve NorthStar’s status as a real estate investment trust for U.S. federal income tax purposes.  On or after June 15, 2019, the Operating Partnership may redeem for cash all or part of the Notes at any time, at 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, to but excluding the Redemption Date.  On each of June 15, 2019, June 15, 2022 and June 15, 2027, and in the event of certain change in control transactions, holders of the Notes may require the Operating Partnership to repurchase the Notes, in whole or in part, for cash equal to 100% of the principal amount of Notes to be repurchased plus accrued and unpaid interest, if any, to but excluding the date of repurchase.

The holders of the Notes have an option to exchange the Notes into, at the Operating Partnership’s election, cash, Common Stock or a combination of cash and Common Stock.  The initial Exchange Rate for each $1,000 principal amount of Notes is 166.5515 shares of Common Stock, representing an exchange price of $6.00 per share.  The initial Exchange Rate is subject to adjustment under certain circumstances described in the Indenture.

A copy of the Indenture is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Registration Rights Agreement

In connection with the Offering, NorthStar entered into a registration rights agreement, dated as of June 12, 2012 (the “Registration Rights Agreement”), with the representatives of the Initial Purchasers, pursuant to which NorthStar has agreed to file a registration statement under the Securities Act covering the resale of the shares of Common Stock deliverable upon exchange of the Notes, or to designate an existing shelf registration statement to cover the resale of such shares of Common Stock.  The Operating Partnership will be required to pay specified additional interest to the holders of the Notes if NorthStar fails to comply with its obligations to register the Common Stock issuable upon exchange of the Notes within specified time periods, or if the registration statement ceases to be effective or the use of the prospectus is suspended for specified time periods.  The Operating Partnership will not be required to pay additional interest with respect to any Note after it has been converted for any Common Stock.

A copy of the Registration Rights Agreement is filed as Exhibit 4.4 hereto and incorporated by reference herein.

The Notes, the guarantee of the Notes and the underlying Common Stock issuable upon exchange of the Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Notes and the exchange thereof for Common Stock is incorporated herein by reference.

ITEM 8.01    Other Events.

On June 6, 2012, NorthStar announced via a press release (the “Launch Press Release”) that the Operating Partnership had commenced the Offering, subject to market conditions.  On June 7, 2012, NorthStar announced via a press release (the “Pricing Press Release”) that the Operating Partnership had priced the Offering.

Copies of the Launch Press Release and the Pricing Press Release are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, and the Launch Press Release is filed for the purpose of complying with Rule 135c under the Securities Act.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description

1.1

Purchase Agreement, dated June 7, 2012, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership, NRFC Sub-REIT Corp. and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several initial purchasers named therein.

4.1

Indenture, dated as of June 12, 2012, among NorthStar Realty Finance Limited Partnership, as Issuer, NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp., as Guarantors, and Wilmington Trust, National Association, as Trustee.

4.2	Form of Note of NorthStar Realty Finance Limited Partnership (included in Exhibit 4.1).

4.3	Form of Guarantee of NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp. (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of June 12, 2012, among NorthStar Realty Finance Corp. and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the initial purchasers.

99.1	Press Release, dated June 6, 2012.

99.2	Press Release, dated June 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: June 12, 2012	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Purchase Agreement, dated June 7, 2012, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership, NRFC Sub-REIT Corp. and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several initial purchasers named therein.

4.1

Indenture, dated as of June 12, 2012, among NorthStar Realty Finance Limited Partnership, as Issuer, NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp., as Guarantors, and Wilmington Trust, National Association, as Trustee.

4.2	Form of Note of NorthStar Realty Finance Limited Partnership (included in Exhibit 4.1).

4.3	Form of Guarantee of NorthStar Realty Finance Corp. and NRFC Sub-REIT Corp. (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of June 12, 2012, among NorthStar Realty Finance Corp. and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the initial purchasers.

99.1	Press Release, dated June 6, 2012.

99.2	Press Release, dated June 7, 2012.